UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 15, 2010
Advanced Energy Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26966	84-0846841
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1625 Sharp Point Drive, Fort Collins, Colorado	80525
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (970) 221-4670
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
On October 15, 2010, Advanced Energy Industries, Inc. (“Advanced Energy”) completed the previously reported sale of its gas flow control business, which includes the Aera® mass flow control and related product lines (the “Assets”), to Hitachi Metals, Ltd., pursuant to the Asset Purchase Agreement dated July 21, 2010 between Advanced Energy and Hitachi (the “Purchase Agreement”). The cash proceeds from the sale of the Assets were approximately $44.9 million, after adjustments of approximately $1.2 million for inventory as of the closing date and deduction of approximately $352,000 for certain assets retained by Advanced Energy (the “Asset Disposition”).
The Assets include, without limitation, inventory, real property in Hachioji, Japan, equipment, certain contracts and intellectual property rights related to the gas flow control business.
In connection with the closing of the Asset Disposition, Advanced Energy entered into a Master Services Agreement and a Supplemental Transition Services Agreement pursuant to which Advanced Energy will provide certain transition services and Advanced Energy became an authorized service provider for Hitachi in all countries other than Japan.
Item 9.01 Financial Statements and Exhibits.
(b) Pro Forma Financial Information
Unaudited Pro Forma Condensed Consolidated Financial Statements and explanatory notes for the Company, after giving effect to the disposition of the Assets and adjustments described in such pro forma financial information, are attached hereto as Exhibit 99.1 and incorporated by reference herein.
(d) Exhibits

Exhibit No.	Description

2.1	Asset Purchase Agreement by and between Advanced Energy Industries, Inc. and Hitachi Metals, Ltd., dated as of July 21, 2010(1)

99.1	Unaudited Pro Forma Condensed Consolidated Financial Information.

99.2	Press release dated October 18, 2010 by Advanced Energy Industries, Inc., announcing completion of the sale of its gas flow control business.

(1)	Incorporated by reference to Advanced Energy’s Current Report on Form 8-K (File No. 000-26966), filed July 22, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanced Energy Industries, Inc.
Date: October 18, 2010	/s/ Thomas O. McGimpsey
Thomas O. McGimpsey
Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Purchase Agreement by and between Advanced Energy Industries, Inc. and Hitachi Metals, Ltd., dated as of July 21, 2010(1)

99.1	Unaudited Pro Forma Condensed Consolidated Financial Information.

99.2	Press release dated October 18, 2010 by Advanced Energy Industries, Inc., announcing completion of the sale of its gas flow control business.

(1)	Incorporated by reference to Advanced Energy’s Current Report on Form 8-K (File No. 000-26966), filed July 22, 2010

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